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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549



                                   FORM 8-K

                                CURRENT REPORT



    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported) - October 19, 1999



                          MELLON FINANCIAL CORPORATION
               (Exact name of registrant as specified in charter)



                Pennsylvania               1-7410           25-1233834
        (State or other jurisdiction    (Commission      (I.R.S. Employer
              of incorporation)         File Number)    dentification No.)



                            One Mellon Bank Center
                               500 Grant Street               15258
                           Pittsburgh, Pennsylvania         (Zip code)
                   (Address of principal executive offices)



      Registrant's telephone number, including area code - (412) 234-5000

                            MELLON BANK CORPORATION
         (Former name or former address, if changed since last report)
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ITEM 5.  OTHER EVENTS

         By press release dated October 19, 1999, Mellon Financial Corporation, formerly Mellon Bank Corporation, (the "Corporation") announced third quarter 1999 results of operations.

         In the same press release, the Corporation announced that effective October 18, 1999, its corporate name became Mellon Financial Corporation.

         Also on October 18, 1999 Mellon Financial Company changed its corporate name to Mellon Funding Corporation.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

Exhibit  Description
Number


99.1 Mellon Financial Corporation Press Release, dated October 19, 1999, announcing the matters referenced in the first two paragraphs of Item 5 above.


                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        MELLON FINANCIAL CORPORATION



Date:  October 20, 1999                 By:  /s/ Steven G. Elliott
                                             __________________________
                                             Steven G. Elliott
                                             Senior Vice Chairman and Chief
                                             Financial Officer
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                                 EXHIBIT INDEX


Number                        Description                 Method of Filing

99.1                          Press Release dated         Filed herewith
                              October 19, 1999